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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2005

WHITTIER ENERGY CORPORATION
(Exact name of Registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization)	0-30598 Commission File Number	20-0539412 (I.R.S. Employer Identification No.)
333 CLAY STREET, SUITE 1100 HOUSTON, TEXAS 77002 (Address of Registrant's Principal Executive Offices)
(713) 850-1880 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

        On April 19, 2005, Whittier Energy Corporation announced that it had entered into a merger agreement pursuant to which it would acquire all of the issued and outstanding shares of RIMCO Production Company, Inc., a Delaware corporation ("RIMCO"), for total cash consideration of approximately $55 million and the assumption of certain liabilities (the "Acquisition").

        Pursuant to Regulation FD, Whittier is hereby furnishing certain exhibits which contain additional information relating to RIMCO and the Acquisition, as follows:

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  Unaudited financial statements of RIMCO Production Company, Inc., and subsidiaries for the three months ended March 31, 2005 and 2004.

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  Proved reserve information for Whittier and RIMCO at December 31, 2004 and 2003, and production and capital expenditure information for Whittier and RIMCO for 2004, 2003, and the three months ended March 31, 2005.

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  Certain pro forma information regarding estimated proved reserves, production, properties and budgeted capital expenditures.

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  Pro forma financial statements reflecting the acquisition of RIMCO as though the Acquisition had occurred on January 1, 2003, for the pro forma statement of operations or the year ended December 31, 2004 and the three months ended March 31, 2005, and for the pro forma balance sheet at March 31, 2005.

        The information contained in this Item 7.01 and the exhibits hereto are being "furnished" and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference to any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended or the Securities Act of 1933, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

Forward-Looking Statements

        Included in this Form 8-K and its exhibits are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, included in this Form 8-K and its exhibits that address activities, events or developments that we expect or anticipate will or may occur in the future are forward-looking statements. The words "will," "should," "believe," "intend," "expect," "anticipate," "project," "estimate," "predict," "plan" and similar expressions are also intended to identify forward-looking statements.

        These forward-looking statements include, but are not limited to, statements regarding:

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  estimates of proved reserve quantities and net present values of those reserves;

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  estimates of probable and possible resources potential;

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  business strategy;

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  estimates of future commodity prices;

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  amounts and types of capital expenditures and operating expenses;

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  expansion and growth of our business and operations;

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  expansion and development trends of the oil and natural gas industry;

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  production of oil and natural gas reserves;

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  exploration prospects;

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  wells to be drilled, and drilling results;

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  operating results and working capital; and

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  future methods and types of financing.

        Further, presenting the business, properties and financial results of Whittier and RIMCO on a combined basis is a forward-looking statement. Such forward-looking statements involve assumptions and are subject to known and unknown risks and uncertainties that could cause actual results or performance to differ materially from those expressed or implied by such forward-looking statements. Although we believe that the assumptions reflected in such forward-looking statements are reasonable, we can give no assurance that such assumptions will prove to have been correct. You should read the risk factors included in our Forms 10-K and 10-Q filed with the U.S. Securities and Exchange Commission from time to time for a discussion of some of the factors that may affect these assumptions. Forward-looking statements speak only as of the date they are made and we undertake no obligation to update them.

Item 9.01 Financial Statements and Exhibits.

        The information contained in this Item 9.01 and the exhibit hereto is being "furnished" and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference to any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended or the Securities Act of 1933, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

  (c)
  Exhibits.

Exhibit No.	Description
99.1	Unaudited financial statements of RIMCO Production Company, Inc., and subsidiaries for the three months ended March 31, 2005 and 2004.
99.2
Proved reserve information for Whittier and RIMCO at December 31, 2004 and 2003, and production and capital expenditure information for Whittier and RIMCO for 2004, 2003, and the three months ended March 31, 2005.
99.3	Certain pro forma information regarding estimated proved reserves, production, properties and budgeted capital expenditures.
99.4
Pro forma financial statements reflecting the acquisition of RIMCO as though the Acquisition had occurred on January 1, 2004, for the pro forma statement of operations or the year ended December 31, 2004 and the three months ended March 31, 2005, and for the pro forma balance sheet at March 31, 2005.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WHITTIER ENERGY CORPORATION
Date: June 9, 2005	By:	/s/ MICHAEL B. YOUNG Michael B. Young Vice President, Chief Financial Officer and Treasurer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Unaudited financial statements of RIMCO Production Company, Inc., and subsidiaries for the three months ended March 31, 2005 and 2004.
99.2
Proved reserve information for Whittier and RIMCO at December 31, 2004 and 2003, and production and capital expenditure information for Whittier and RIMCO for 2004, 2003, and the three months ended March 31, 2005.
99.3	Certain pro forma information regarding estimated proved reserves, production, properties and budgeted capital expenditures.
99.4
Pro forma financial statements reflecting the acquisition of RIMCO as though the Acquisition had occurred on January 1, 2004, for the pro forma statement of operations or the year ended December 31, 2004 and the three months ended March 31, 2005, and for the pro forma balance sheet at March 31, 2005.

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  Item 7.01 Regulation FD Disclosure.
  Item 9.01 Financial Statements and Exhibits.
SIGNATURE
INDEX TO EXHIBITS